Exhibit 10.4


                      AMENDED AND RESTATED PROMISSORY NOTE

$2,525,000.00                                                   Philadelphia, PA

                  FOR VALUE RECEIVED, the undersigned, Money Centers of America, Inc., a Delaware corporation with its chief executive office and principal place of business at 700 S. Henderson Road, Suite 210, King of Prussia, PA 19406 ("Borrower"), promises to pay to the order of Mercantile Capital, L.P., with offices located at 2320 Haverford Road, Ardmore, PA 19003 ("Lender") the principal sum of Two Million Five Hundred Twenty-Five Thousand Dollars ($2,525,000) or, if less, the aggregate outstanding principal balance of all advances made by Lender to Borrower under the Amended and Restated Loan and Security Agreement, dated as of October 24, 2003 (as amended, supplemented, extended or otherwise modified from time to time, the "Loan Agreement"), between Borrower and Lender, together with interest thereon, at said office of Lender, at the time and at rates per annum as provided in the Loan Agreement.

                  This Note is issued pursuant to the Loan Agreement. All terms used and not otherwise defined in this Note shall have the meanings given to them in the Loan Agreement. Upon the occurrence and during the continuance of an Event of Default set forth in the Loan Agreement, the entire unpaid balance of principal and accrued interest of this Note and all other amounts owing under the Loan Agreement shall, at the option of Lender, be immediately due and payable without presentment, demand, protest or notice of any kind, all of which are expressly waived.

                  This Note is issued by Borrower in order to amend, restate and evidence, and to be a substitute for that certain Amended and Restated Revolving Loan Note dated October 24, 2003 (the "Prior Note"), by Borrower in favor of Lender; however, the substitution of this Note for the Prior Note does not constitute a novation of or extinguish the indebtedness evidenced by the Prior Note, and the obligations of Borrower thereunder and hereunder are continuous.

                  Payment Schedule.

                  (a) Interest only shall be due and payable monthly, in arrears, at the rate or rates per annum specified in the Loan Agreement, commencing on February 1, 2007 (interest through January 1, 2007 having been paid on the date hereof), and continuing on the first day of each succeeding month, until all indebtedness and obligations owing under this Note are paid finally and in full.

                  (b) All principal due and owing under this Note shall be paid on the Loan Maturity Date, unless such maturity is accelerated by Lender following the occurrence and during the existence of an Event of Default.

                  (c) In the event that any payment under this Note shall not be received by Lender within five (5) days of the date it is due, Borrower shall, to the extent permitted by law, pay to Lender a late charge of 10% of the overdue payment. Any such late charge assessed is immediately due and payable.

                  Time is of the essence of this Note. All payments of principal and interest shall be made in full in lawful money of the United States of America, without set-off, counterclaim, deduction or withholding for any reason whatsoever, at the offices of Lender, or at such other place as may be directed by Lender.

                  UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, BORROWER IRREVOCABLY AUTHORIZES THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD IN PENNSYLVANIA OR ELSEWHERE TO APPEAR FOR AND CONFESS JUDGMENT AGAINST BORROWER FOR ANY AND ALL AMOUNTS UNPAID ON THIS NOTE AND UNDER THE LOAN AGREEMENT, INCLUDING INTEREST THEREON TO DATE OF PAYMENT (SUCH AMOUNT AND THE OCCURRENCE OF SUCH EVENT OF DEFAULT TO BE AS EVIDENCED BY A COMPLAINT OR AN AFFIDAVIT SIGNED BY AN OFFICER OF LENDER) TOGETHER WITH FEES OF COUNSEL, DISBURSEMENTS AND COSTS OF SUIT, AS SET FORTH BELOW, RELEASING ALL ERRORS AND WAIVING RIGHTS OF APPEAL. IF A COPY OF THIS NOTE, VERIFIED BY AFFIDAVIT, SHALL HAVE BEEN FILED IN SUCH PROCEEDING, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY. BORROWER WAIVES THE RIGHT TO ANY STAY OF EXECUTION AND THE BENEFIT OF ALL EXEMPTION LAWS NOW OR HEREAFTER IN EFFECT. NO SINGLE EXERCISE OF THIS WARRANT AND POWER TO CONFESS JUDGMENT SHALL BE DEEMED TO EXHAUST THIS POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE OR VOID, BUT THIS POWER SHALL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS LENDER SHALL ELECT UNTIL THIS NOTE AND ALL SUMS DUE UNDER THIS NOTE AND THE LOAN AGREEMENT SHALL HAVE BEEN PAID IN FULL.

                  Without limiting any other provision of the Loan Documents regarding Lender's expenses, if Lender should engage legal counsel in the course of collection of this Note upon the occurrence and during the continuance of an Event of Default, Borrower shall pay to Lender all fees and disbursements reasonably incurred by such counsel and all costs of suit.

                  BORROWER AND LENDER CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE EASTERN DISTRICT OF PENNSYLVANIA IN ANY AND ALL ACTIONS AND PROCEEDINGS ARISING UNDER OR PURSUANT TO THIS NOTE OR ARISING UNDER OR PURSUANT TO ANY AGREEMENT, DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION WITH OR RELATING TO THIS NOTE. BORROWER IRREVOCABLY AGREES TO SERVICE OF PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO BORROWER'S ADDRESS FOR NOTICES AS SET FORTH IN THE LOAN AGREEMENT OR SUCH ADDRESS AS BORROWER MAY DIRECT BY WRITTEN NOTICE TO LENDER.

                  BORROWER AND, BY ITS ACCEPTANCE HEREOF, LENDER IRREVOCABLY WAIVE A JURY TRIAL AND ANY RIGHT TO A JURY TRIAL IN ANY ACTIONS OR PROCEEDINGS ARISING UNDER OR PURSUANT TO THIS NOTE OR ARISING UNDER OR PURSUANT TO ANY AGREEMENT, DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION WITH OR RELATING TO THIS NOTE, AND BORROWER AND LENDER AGREE THAT ANY SUCH ACTION OR PROCEEDING MAY BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                  This Note is being executed and delivered in the Commonwealth of Pennsylvania and shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania. Except where the context otherwise requires, the term "Lender" shall be deemed to include any subsequent holder of this Note.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has duly executed this Note as of this 28th day of December, 2006.

ATTEST:                                   MONEY CENTERS OF AMERICA, INC.


                                          By:                             (SEAL)
-------------------------------------     --------------------------------------
Name:                                     Name:    Jason P. Walsh
Title:                                    Title:   CFO

                      DISCLOSURE FOR CONFESSION OF JUDGMENT

Undersigned:                                      Money Centers of America, Inc.

Lender:                                                 Mercantile Capital, L.P.

         The undersigned has executed, and/or is executing, on or about the date hereof, the following documents under which the undersigned is obligated to repay monies to Lender:

                      Amended and Restated Promissory Note

         A. THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT THE ABOVE DOCUMENTS CONTAIN PROVISIONS UNDER WHICH LENDER MAY ENTER JUDGMENT BY CONFESSION AGAINST THE UNDERSIGNED. BEING FULLY AWARE OF ITS RIGHTS TO PRIOR NOTICE AND A HEARING ON THE VALIDITY OF ANY JUDGMENT OR OTHER CLAIMS THAT MAY BE ASSERTED AGAINST IT BY LENDER THEREUNDER BEFORE JUDGMENT IS ENTERED, THE UNDERSIGNED HEREBY FREELY, KNOWINGLY AND INTELLIGENTLY WAIVES THESE RIGHTS AND EXPRESSLY AGREES AND CONSENTS TO LENDER'S ENTERING JUDGMENT AGAINST IT BY CONFESSION PURSUANT TO THE TERMS THEREOF.

         B. THE UNDERSIGNED ALSO ACKNOWLEDGES AND AGREES THAT THE ABOVE DOCUMENTS CONTAIN PROVISIONS UNDER WHICH LENDER MAY, AFTER ENTRY OF JUDGMENT AND WITHOUT EITHER NOTICE OR A HEARING, FORECLOSE UPON, ATTACH, LEVY, TAKE POSSESSION OF OR OTHERWISE SEIZE PROPERTY OF THE UNDERSIGNED IN FULL OR PARTIAL PAYMENT OF THE JUDGMENT. BEING FULLY AWARE OF ITS RIGHTS AFTER JUDGMENT IS ENTERED (INCLUDING THE RIGHT TO MOVE TO OPEN OR STRIKE THE JUDGMENT), THE UNDERSIGNED HEREBY FREELY, KNOWINGLY AND INTELLIGENTLY WAIVES ITS RIGHTS TO NOTICE AND A HEARING AND EXPRESSLY AGREES AND CONSENTS TO LENDER'S TAKING SUCH ACTIONS AS MAY BE PERMITTED UNDER APPLICABLE STATE AND FEDERAL LAW WITHOUT PRIOR NOTICE TO THE UNDERSIGNED.

         C. The undersigned certifies that a representative of Lender specifically called the confession of judgment provisions in the above documents to the attention of the undersigned, and/or that the undersigned was represented by legal counsel in connection with the above documents.

         D. The undersigned hereby certifies: that its annual income exceeds $10,000; that all references to "the undersigned" above refer to all persons and entities signing below; and that the undersigned received a copy hereof at the time of signing.

         IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has duly executed this Disclosure for Confession of Judgment as of this ___ day of December, 2006.

ATTEST:                               MONEY CENTERS OF AMERICA, INC.


                                      By:                                 (SEAL)
---------------------                 ------------------------------------------
Name:                                 Name:    Jason P. Walsh
Title:                                Title: CFO